EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David A. Chaput, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of General Moly, Inc. for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of General Moly, Inc.

Dated: March 21, 2008

By:	/s/ David A. Chaput
Name: David A. Chaput
Title: Chief Financial Officer